Exhibit 10.16

PURDUE TECHNOLOGY CENTER

3000 Kent Avenue

West Lafayette, Indiana  47906

EXTENSION OF LEASE

THIS EXTENSION OF LEASE is made this first day of December, 2016 by and between PURDUE RESEARCH FOUNDATION (“Landlord”), an Indiana corporation (formed and existing under the Indiana Foundation or Holding Companies Act, Acts of 1921, ch. 246), and ENDOCYTE (“Tenant”).  Landlord and Tenant have previously entered into a lease (the “Lease”) dated December 8, 2015, for Units A1-100, A1-200, B1-008, B1-100A, B1-200, B1-300, B1-400, B1-500, A2-100, A2-300, B2-300, B2-400, B2-500, B2-603, B2-700 AND B2-900 at the Purdue Technology Center, located at 3000 Kent Avenue, West Lafayette, IN.

In consideration of mutual benefits to be derived by the parties, it is agreed that the Lease Term provided under the Lease is hereby extended for a period of Twelve (12) months, commencing January 1, 2017, and expiring December 31, 2017 (the “Extension Period”).  All other terms and conditions of the Lease shall be applicable to such Extension Period(s), except as follows:

1.

The Monthly Rent Installment shall be $50,746.89 ($18.42 x 16,724 square feet / 12 months for office space and $34.64 x 8,687 square feet / 12 months for lab space) and shall remain in effect during the Extension Period unless otherwise altered under the provisions of Section 4 of the Lease.

2.	The Rent shall be $608,962.68 ($50,746.89 x 12 months) and shall remain in effect during the Extension Period unless otherwise altered under the provisions of Section 4 of the Lease.

It is further agreed that all other terms and conditions of the Lease are hereby affirmed and shall remain in full force and effect during the Extension Period.

WITNESS the signatures and seals of the above parties as of the day and year first above written.

LANDLORD:		PURDUE RESEARCH FOUNDATION
an Indiana corporation (formed and existing under the Indiana Foundation or Holding Companies Act, Acts of 1921, ch. 246)

		By:	/s/ David L. Hodde
David L. Hodde
Assistant Vice President
Director of Real Estate
ATTEST:

By:	/s/ Gregory S. Napier
Gregory S. Napier
Director, Physical Facilities and Purdue Research Parks

TENANT:		ENDOCYTE

		By:	/s/ Mike Sherman
Mike Sherman
CEO